EXHIBIT 10.2

FIRST AMENDMENT TO

20% CONVERTIBLE SECURED PROMISSORY NOTE

This First Amendment to 20% Convertible Secured Promissory Note (this “Amendment”) is entered into on May 5, 2015, and effective April 28, 2015 (the “Effective Date”) by and between Wisdom Homes of America, Inc. (f/k/a SearchCore, Inc.), a Nevada corporation (the “Company”) and Equity Trust Co. Custodian f/b/o David E. Backman IRA #T050826 (the “Holder”).

RECITALS

WHEREAS, the Company and Holder are parties to that certain 20% Convertible Secured Promissory Note dated April 28, 2014, in the original principal amount of One Hundred Thousand Dollars ($100,000) (the “Original Note”); and

WHEREAS, the Company and Holder desire to amend certain provisions of the Original Note, effective as of April 28, 2015, as set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

AGREEMENT

1. The first paragraph of the Original Note is restated in its entirety as follows:

FOR VALUE RECEIVED, SearchCore, Inc., a Nevada corporation, its assigns and successors (the “Company”), hereby promises to pay to the order of Equity Trust Co. Custodian f/b/o David E. Backman IRA #T050826 (the “Holder”), in immediately available funds, the total principal sum of One Hundred Thousand Dollars ($100,000.00). The principal hereof and any unpaid accrued interest thereon shall be due and payable on or before 5:00 p.m., Pacific Time, on April 30, 2016 (the “Maturity Date”) (unless such payment date is accelerated as provided in Section 5 hereof). Payment of all amounts due hereunder shall be made at the address of the Holder provided for in Section 6 hereof. Interest shall accrue at the rate of twenty percent (20%) per annum on this Note from the date hereof. Any accrued interest shall be paid in full on the first day of each month beginning on June 1, 2014.

2.  Other than as set forth herein, the terms and conditions of the Original Note shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company and Holder have executed this Agreement on the date first written above.

	“Company”		“Holder”

	Wisdom Homes of Nevada, Inc.,		Equity Trust Co. Custodian f/b/o
	a Nevada corporation		David E. Backman IRA #T050826

	/s/ James Pakulis		/s/ David E. Backman
By:	James Pakulis	By:	David E. Backman
Its:	President	Its:	Lender/Owner of IRA Account